Virtus Seix High Yield Income Fund,
a series of Virtus Strategy Trust

Supplement dated November 8, 2023, to the Summary Prospectus and the Virtus Strategy Trust Statutory Prospectus, and Statement of Additional Information (“SAI”),

each dated January 27, 2023, as supplemented

THIS SUPPLEMENT SUPERSEDES THE SUPPLEMENT DATED NOVEMBER 1, 2023 TO THE ABOVE-REFERENCED PROSPECTUSES AND SAI. THIS SUPPLEMENT INCORPORATES A CHANGE TO THE PREVIOUSLY ANNOUNCED MERGER DATE OF THE FUND IN THE EARLIER SUPPLEMENT.

IMPORTANT NOTICE TO INVESTORS

As approved by the Board of Trustees of Virtus Strategy Trust on November 1, 2023, pursuant to an Agreement and Plan of Reorganization, Virtus Seix High Yield Income Fund (the “Acquired Fund”) will merge with and into Virtus Seix High Yield Fund (the “Acquiring Fund”), a series of Virtus Asset Trust, on or about February 23, 2024. The Acquired Fund and the Acquiring Fund have the same Board of Trustees, subadviser, and the same portfolio managers.

The Acquiring Fund’s investment objective and principal investment strategies are similar to those of the Acquired Fund; the Acquiring Fund’s non-fundamental investment policy regarding the investment of at least 80% of its assets is identical to those of the Acquired Fund; the Acquiring Fund’s investment advisory fee rates are contractually lower than those of the Acquired Fund; and the Acquiring Fund’s expenses are contractually limited by the investment adviser to levels lower than those of the Acquired Fund. Therefore, the combined fund after the merger is expected to be managed substantially identically to the way that the Acquired Fund was managed before the merger, with higher assets and the potential for lower fees and expenses.

Pursuant to the Agreement and Plan of Reorganization, the Acquired Fund will transfer all or substantially all of its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund. Following the exchange, the Acquired Fund will distribute the shares of the Acquiring Fund to its shareholders pro rata, in liquidation of the Acquired Fund, and shareholders of the Acquired Fund will therefore become shareholders of the Acquiring Fund as follows:

Acquired Fund Class	Acquiring Fund Class
Virtus Seix High Yield Income Fund Class A	Virtus Seix High Yield Fund Class A
Virtus Seix High Yield Income Fund Class C	Virtus Seix High Yield Fund Class A
Virtus Seix High Yield Income Fund Institutional Class	Virtus Seix High Yield Fund Class I
Virtus Seix High Yield Income Fund Class P	Virtus Seix High Yield Fund Class I
Virtus Seix High Yield Income Fund Administrative Class	Virtus Seix High Yield Fund Class I

The merger is expected to be carried out pursuant to Rule 17a-8 under the Investment Company Act of 1940, as amended, which means that shareholder approval is not required for the merger to be carried out.

Investors should retain this supplement with the Prospectuses and

Statement of Additional Information for future reference.

VST 8060/Seix High Yield Income Merger (11/23)